UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2020

Broadcom Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1320 Ridder Park Drive

San Jose, California 95131-2313

(Address of Principal Executive Offices, including Zip Code)

(408) 433-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AVGO	The NASDAQ Global Select Market
Mandatory Convertible Preferred Stock, Series A, $0.001 par value	AVGOP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)    The Board of Directors (the “Board”) of Broadcom Inc. (the “Company”) approved the following appointments, effective December 10, 2020:

•

Charlie B. Kawwas, Ph.D., age 50, has been appointed Chief Operating Officer. Dr. Kawwas has served as Senior Vice President and Chief Sales Officer since June 2015 and served as Senior Vice President, Worldwide Sales from May 2014 to June 2015. Dr. Kawwas joined the Company through the LSI Corporation (“LSI”) acquisition where he was head of worldwide sales. His previous positions at LSI included Vice President of Sales and Marketing for the networking division and Vice President of Marketing for the networking and storage products group. Before joining LSI, Dr. Kawwas was the leader of Product Line Management for the Optical Ethernet and Multi-service Edge portfolio at Nortel.

•

Thomas H. Krause, Jr., age 43, has been appointed President of Infrastructure Software Group. Mr. Krause has served as Chief Financial Officer since October 2016 and served as Vice President and acting Chief Financial Officer from March 2016 to October 2016. Mr. Krause joined the Company as Vice President of Corporate Development in January 2012. Prior to joining the Company, he ran his own financial advisory firm where he represented several public and private technology companies. Prior to this, Mr. Krause served as Vice President of Business Development at Techwell, Inc., a mixed-signal fabless semiconductor company that went public in 2006 and was acquired by Interisl in 2010. Additionally, he has had various roles with Technology Crossover Ventures and Robertson Stephens.

•

Kirsten M. Spears, age 56, has been appointed Vice President, Chief Financial Officer and Chief Accounting Officer. Ms. Spears has served as Principal Accounting Officer since March 2016 and as Vice President since May 2014. Ms. Spears has also served as Corporate Controller since May 2014. Previously, Ms. Spears was Vice President and Corporate Controller at LSI. She joined LSI in September of 1997 and held a number of management positions in accounting and reporting before becoming the Corporate Controller in 2007. Before LSI, Ms. Spears worked for PriceWaterhouseCoopers in audit; for Raychem, managing a variety of accounting functions; and for Bank of America, managing branch operations.

The information set forth in Item 5.02(e) of this Current Report on Form 8-K regarding Dr. Kawwas, Mr. Krause and Ms. Spears is incorporated herein by reference.

(e)    Hock E. Tan

On December 10, 2020, the Company entered into an Amended and Restated Severance Benefit Agreement with Hock E. Tan, President and Chief Executive Officer of the Company (the “Tan Agreement”). The Tan Agreement amends and restates the Severance Benefit Agreement, dated January 23, 2014, by and between Mr. Tan and Avago Technologies Limited.

Pursuant to the Tan Agreement, Mr. Tan will be awarded long-term performance-based stock units (“PSUs”) with a target value of $25,000,000 (the “Tan Fiscal Year 2021 PSU Award”), effective as of December 15, 2020 and contingent upon the Board’s approval and stockholders’ approval at the 2021 annual meeting of the Company’s stockholders of an amendment and restatement of the Broadcom Corporation 2012 Stock Incentive Plan (collectively, the “2012 Plan Approvals”). Mr. Tan may earn up to 300% of the target number of shares based on the Company’s total stockholder return (“TSR”) relative to the TSR of the companies that comprise the S&P 500 Index (“Relative TSR”) and its absolute TSR performance measured over the period beginning on November 2, 2020 and ending on October 29, 2023 (the “Performance Period”), as determined by the independent members of the Board. The Tan Fiscal Year 2021 PSU Award will vest on October 29, 2023, subject to Mr. Tan’s continued employment with the Company or its subsidiaries on the vesting date and achievement of the performance goals. However, if Mr. Tan retires from the Company on or after the last day of fiscal year 2021, the Performance Period will end on the date of his retirement notice and vest on his retirement date, subject to achievement of the performance goals. In the event of Mr. Tan’s employment terminates due to his death or permanent disability prior to October 29, 2023, 50% of the Tan Fiscal Year 2021 PSU Award will automatically vest with respect to the target number of shares. Following fiscal year 2021, Mr. Tan will be eligible to receive additional annual equity awards consistent with the Tan Fiscal Year 2021 PSU Award, which may be granted in the sole discretion of the independent members of the Board; provided that any such equity awards approved in fiscal year 2022 or 2023 will have a target value not less than the Tan Fiscal Year 2021 PSU Award.

The Tan Agreement also provides that, except as otherwise provided in an applicable award agreement, in the event of a Change in Control (as defined in the Tan Agreement) and Mr. Tan holds PSUs that vest based upon the achievement of performance goals other than average stock price and for which any performance period has not been completed, then the performance goals applicable to each such performance period will be deemed met at target levels.

The foregoing description of the Tan Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Tan Agreement, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Charlie B. Kawwas and Thomas H. Krause, Jr.

On December 10, 2020, the Company entered into an Amended and Restated Severance Benefit Agreement with each of Dr. Kawwas and Mr. Krause (the “Kawwas Agreement” and the “Krause Agreement,” and collectively, the “Kawwas and Krause Agreements”).

In connection with Dr. Kawwas’s promotion to Chief Operating Officer, Dr. Kawwas entered into the Kawwas Agreement, which amends and restates the Severance Benefit Agreement, dated June 9, 2015, by and between Dr. Kawwas and Avago Technologies Limited.

In connection with Mr. Krause’s promotion to President of Infrastructure Software Group, Mr. Krause entered into the Krause Agreement, which amends and restates the Severance Benefit Agreement dated, October 17, 2016, by and between Mr. Krause and Broadcom Limited.

Pursuant to the Kawwas and Krause Agreements, the annual base salary for each of Dr. Kawwas and Mr. Krause is $700,000, effective as of December 10, 2020 through December 15, 2023 (the “Continuation Period”). Additionally, for fiscal years 2021 through 2023, Dr. Kawwas and Mr. Krause will each be eligible to participate in the Company’s Annual Performance Bonus Plan (the “APB Plan”) at an annual target percentage of 100% of his eligible earnings, with payout based on corporate level metrics and individual performance.

Pursuant to the Kawwas and Krause Agreements, Dr. Kawwas and Mr. Krause will each be awarded a long-term equity incentive award with a target value of $15,000,000, consisting of 50% service-based restricted stock units (the “Promotion RSUs”) and 50% PSUs at target (the “Promotion PSUs”), effective as of December 15, 2020 and contingent upon the 2012 Plan Approvals. The Promotion RSUs will vest over a three-year period, with one-third of the Promotion RSUs vesting on each anniversary of December 15, 2020, subject to Dr. Kawwas’s or Mr. Krause’s (as applicable)

continued employment with the Company on the relevant vesting date. Dr. Kawwas and Mr. Krause may earn up to 200% of the target number of shares under their respective Promotion PSUs based on the Company’s Relative TSR and absolute TSR measured over the period beginning on November 2, 2020 and ending on October 29, 2023, as determined by the Compensation Committee. The Promotion PSUs will vest on October 29, 2023, subject to Dr. Kawwas’s or Mr. Krause’s (as applicable) continued employment with the Company on the vesting date and achievement of the performance goals.

Under the Kawwas and Krause Agreements, if the employment of Dr. Kawwas or Mr. Krause (as applicable) is terminated without Cause or by for Good Reason (as such terms are defined in the Kawwas and Krause Agreements) during the Continuation Period and upon the timely execution and non-revocation of a general release of claims against the Company and its affiliates in a form acceptable to the Company:

•

Each outstanding and unvested service-based restricted stock units (“RSUs”) held by him, including, without limitation, his Promotion RSUs, will, effective on the date his employment terminates, be cancelled and, in exchange, he will be entitled to receive an amount in cash (less applicable tax withholdings) equal to the product of (x) that number of shares that would have vested under such RSUs had he remained continuously employed by the Company for an additional eighteen months following his termination multiplied by (y) the closing price of the Company’s common stock on the date his employment terminates (or, if there is no closing price on such date, then the closing price on the last preceding trading date).

•

Each outstanding and unvested PSUs held by him, including, without limitation, his Promotion PSUs, will, effective on the date his employment terminates, be cancelled and, in exchange, he will be entitled to receive an amount in cash (less applicable tax withholdings) equal to the product of (x) that number of shares that would have vested under such PSUs had he remained continuously employed by the Company for an additional eighteen months following his termination with any applicable performance conditions deemed to have been achieved at target performance multiplied by (y) the closing price of the Company’s common stock on the date his employment terminates (or, if there is no closing price on such date, then the closing price on the last preceding trading date).

The payments described in the two preceding bullets are referred to herein as the “Continuation Period Termination Equity Acceleration Payments.”

If the Continuation Period termination is also a Covered Termination (as defined in the Kawwas and Krause Agreements), Dr. Kawwas or Mr. Krause (as applicable) will be eligible to receive additional severance amounts and benefits under the Kawwas and Krause Agreements. The Continuation Period Termination Equity Acceleration Payments are in lieu of, and not in addition to, any similar accelerated vesting benefits provided under any agreement between him and the Company, provided that, if he is entitled to greater accelerated vesting benefits under a separate agreement with the Company, he will instead remain entitled to such benefits under such separate agreement. However, if his Continuation Period termination is a Covered Termination (as defined in the Kawwas and Krause Agreements) during a Change in Control Period (as defined in the Kawwas and Krause Agreements), his outstanding unvested equity awards will instead be treated in accordance with the Covered Termination During a Change in Control Period section of the Kawwas and Krause Agreements and for any unvested PSUs that vest based upon the achievement of performance goals (other than average stock price) for which any performance period has not been completed, the performance goals applicable to each such performance period will be deemed met at target levels.

The foregoing description of the Kawwas and Krause Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Kawwas Agreement and the Krause Agreement, copies of which are attached hereto as Exhibits 10.2 and 10.3, respectively, and which are incorporated herein by reference.

Kirsten M. Spears

On December 8 and December 10, 2020, the Company entered into a Letter Agreement (the “Spears Letter Agreement”) and a Severance Benefit Agreement (the “Spears Severance Benefit Agreement”) with Ms. Spears, respectively, in connection with her appointment as the Company’s Vice President, Chief Financial Officer and Chief Accounting Officer.

Pursuant to the Spears Letter Agreement, Ms. Spears’s annual base salary is $400,000 and target bonus percentage under the APB Plan is 100% of eligible earnings, effective as of December 10, 2020. Ms. Spears will be granted 13,000 service-based RSUs (the “Spears Promotion RSUs”) and 13,000 PSUs (the “Spears Promotion PSUs”) at target, with such grants expected to be made on December 15, 2020 under the LSI Corporation 2003 Equity Incentive Plan, as amended. The Spears Promotion RSUs will vest over four years at a rate of 25% per year on each anniversary of the grant date, subject to Ms. Spears’s continued employment with the Company on the relevant vesting date. The Spears PSUs are earned based on the Company’s Relative TSR and absolute TSR over four overlapping performance periods that begins on March 2, 2020 (the “Performance Period Commencement Date”) and ends on March 1 of the first, second, third and fourth calendar years that follow the Performance Period Commencement Date, respectively, as determined by the Compensation Committee of the Board. The number of shares that may be earned is capped at 25% of the target number of shares for each of the first three performance periods. In the aggregate, Ms. Spears may earn up to 200% of the target number of shares, provided that no shares will be earned for a performance period if the Company’s Relative TSR is not at or above the 25th percentile of the S&P 500 Index. The Spears Promotion PSUs vest on each anniversary of the grant date, subject to Ms. Spears’ continued employment with the Company as of the vesting date and achievement of the performance goals.

The Spears Severance Benefit Agreement provides Ms. Spears with the general severance benefits for an executive officer, other than the Chief Executive Officer, as previously described in the Company’s proxy statement for its 2020 annual meeting of stockholders, filed with the Securities and Exchange Commission on February 18, 2020, under the heading Severance and Change in Control Agreements with Named Executive Officers; Death and Permanent Disabilities Policies, which description is incorporated by reference herein. Notwithstanding the foregoing, the Spears Severance Benefit Agreement provides that, except as otherwise provided in an applicable award agreement, in the event a Change in Control (as defined in the Spears Severance Benefit Agreement) occurs and Ms. Spears holds PSUs that vest based upon the achievement of performance goals and for which any performance period has not been completed, then the performance goals applicable to each such performance period will be deemed met at target levels. Therefore, if Ms. Spears experiences a qualifying termination in connection with a Change in Control, she will receive full acceleration of all of her outstanding RSUs and acceleration of her outstanding PSUs for which the performance period has not been completed assuming target performance levels.

The foregoing description of the Spears Letter Agreement and the Spears Severance Benefit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Spears Promotion Letter and Spears Severance Benefit Agreement, copies of which are attached hereto as Exhibits 10.4 and 10.5, respectively, and which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Severance Benefit Agreement, dated December 10, 2020, between Broadcom Inc. and Hock E. Tan.

10.2	Amended and Restated Severance Benefit Agreement, dated December 10, 2020, between Broadcom Inc. and Charlie B. Kawwas.

10.3	Amended and Restated Severance Benefit Agreement, dated December 10, 2020, between Broadcom Inc. and Thomas H. Krause, Jr.

10.4	Letter Agreement, dated December 8, 2020, between Broadcom Inc. and Kirsten M. Spears.

10.5	Severance Benefit Agreement, dated December 10, 2020, between Broadcom Inc. and Kirsten M. Spears.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2020

Broadcom Inc.

By:	/s/ Kirsten Spears
Name:	Kirsten Spears
Title:	Vice President, Chief Financial Officer and Chief Accounting Officer